UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2022
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On September 21, 2022, the Board of Directors (“Board”) of BWX Technologies, Inc. (“BWXT,” the “Company” or “we”) appointed Michael Fitzgerald to serve as Vice President, Finance, effective October 24, 2022 (“Start Date”), and as Chief Accounting Officer, effective the day following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “10-Q Filing Date”). Mr. Fitzgerald will replace Jason Kerr, our current Vice President and Chief Accounting Officer, whose last day in that role will be September 30, 2022. Effective on September 30, 2022, the Board appointed Kevin Gorman to serve as Corporate Controller, and he will also serve as Interim Chief Accounting Officer through the 10-Q Filing Date.
Since 2018, Mr. Fitzgerald, 38, has led the Aerospace & Defense Practice at MorganFranklin Consulting, LLC, a management advisory firm specializing in technical accounting, financial reporting and related matters. Prior to that, he served as Audit Senior Manager at Deloitte & Touche LLP from 2012 to 2018. In his new role, Mr. Fitzgerald will receive an annual base salary of $325,000; will be eligible to receive an annual non-equity incentive award with a target equal to 40% of his base salary; a long-term equity incentive plan annual target of $200,000, or as otherwise determined by the Compensation Committee of the Board; and a one-time, sign-on equity incentive restricted stock unit grant of $300,000 on or about the Start Date. Mr. Gorman, 48, has served as Assistant Corporate Controller of the Company since 2015 and in various controller roles within the Company’s commercial nuclear energy business from 2011 to 2015. Prior to joining BWXT, he worked for two years at The Shaw Group, Inc. in various accounting roles and 13 years at Deloitte & Touche LLP, most recently as Audit Senior Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

September 22, 2022